UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2005

ROYAL BODYCARE, INC.

(Exact name of registrant as specified in its charter)

NEVADA	000-50417	91-2015186
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

2301 CROWN COURT, IRVING, TEXAS	75038
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 972-893-4000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

On December 5, 2005, the Company entered into a $1.3 million credit facility with a bank, which credit facility is comprised of a $900,000 line of credit and a $400,000 term loan. Approximately $208,000 of this credit facility will be used to fully repay two outstanding bank notes. The remainder of the credit facility will be used by the Company to fund expansion of its Associate network into South Korea.

The line of credit bears interest at prime plus 1%, which was 8% as of December 5, 2005. Borrowings under this line are limited to a borrowing base, as defined. The borrowing base, which was $900,000 at December 5, 2005, is calculated as a specified percentage of eligible collateral up to a maximum of $900,000.

The tem loan bears interest at 7.96% and is payable interest only for six months, then in monthly principal and interest payments of approximately $12,550 thereafter through June 2009.

In accordance with terms of the credit facility, the Company is required to comply with certain financial covenants that establish minimum amounts of working capital, cash flow and tangible net worth. Borrowings under this credit facility are secured by accounts receivable, inventory and equipment, and are personally guaranteed by the Company’s Chief Executive Officer.

Copies of the line of credit promissory note and related loan agreement are attached to this report as Exhibit 10.1 and 10.2, respectively, and are incorporated herein by reference. Copies of the term note and related loan agreement are attached to this report as Exhibit 10.3 and 10.4, respectively, and are herein incorporated by reference.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits.

10.1	Line of Credit Promissory Note, principal amount $900,000, dated December 5, 2005, between Royal BodyCare, Inc. and Summit Bank N.A.

10.2	Business Loan Agreement associated with $900,000 Line of Credit Promissory Note, dated December 5, 2005, between Royal BodyCare, Inc. and Summit Bank N.A.

10.3	Promissory Note, principal amount $400,000, dated December 5, 2005, between Royal BodyCare, Inc. and Summit Bank N.A.

10.4	Business Loan Agreement associated with $400,000 Promissory Note, dated December 5, 2005, between Royal BodyCare, Inc. and Summit Bank N.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYAL BODYCARE, INC. (Registrant)

Date: December 7, 2005		/s/ STEVEN E. BROWN
(Signature)

	Name and Title:	Steven Brown, Chief Financial Officer

Exhibit Index

Exhibit Number	Description
10.1	Line of Credit Promissory Note, principal amount $900,000, dated December 5, 2005, between Royal BodyCare, Inc. and Summit Bank N.A.

10.2	Business Loan Agreement associated with $900,000 Line of Credit Promissory Note, dated December 5, 2005, between Royal BodyCare, Inc. and Summit Bank N.A.

10.3	Promissory Note, principal amount $400,000, dated December 5, 2005, between Royal BodyCare, Inc. and Summit Bank N.A.

10.4	Business Loan Agreement associated with $400,000 Promissory Note, dated December 5, 2005, between Royal BodyCare, Inc. and Summit Bank N.A.